Reporting Changes Guide

Table of Contents I. Overview of changes II. Segment reporting changes III. Presentation of net investment gains on income statement IV. Key consolidated financial metrics V. Key segment financial metrics VI. Corporate VII. Appendices 2

Goals of reporting changes 4 1) Refine communication of Markel Group structure 2) Better align our reporting with our businesses 3) Further enhance performance transparency 4) Improve accessibility and readability Major changes in Q3 2025 Segments: Updated our reportable segments Net investment gains and losses: Changed the presentation of net investment gains and losses to outside of operating revenues Investments: Attributed investments and corresponding results to the businesses where they are held KPIs: Provided key financial metrics at both the consolidated and segment levels Overview of reporting changes

• Form 10-Q for the second quarter of 2025 (filed 07.30.2025) • Introduced Markel Insurance segment – page 9 • Breakout of divisional level underwriting results for Markel Insurance segment – page 33 • Form 10-Q for the third quarter of 2025 (filed 10.29.2025) • Refreshed business descriptions – page 28 • Key consolidated financial metrics – page 29 • Five years of annual periods (2020-2024) • Nine months ended September 30, 2025 • Key segment financial metrics – page 30 • Five years of annual periods (2020-2024) • Nine months ended September 30, 2025 • Five-year compound annual growth in intrinsic value per share (2020-2024) – page 29 • Markel Insurance return on equity – page 37 • Exhibit 99.2 to Form 8-K (filed 10.29.2025) • Recast consolidated financial information by segment for the last seven quarters (Q1 2024 – Q3 2025) • Recast segment profit and loss data for the last seven quarters (Q1 2024 – Q3 2025) • Recast divisional profit and loss data for the Markel Insurance segment for last seven quarters (Q1 2024 – Q3 2025) Overview of new or recast information across SEC filings 5

7 Page 9 of the Q3 2025 Form 10-Q New reportable segments Our new reportable segments align with how we view our diverse set of businesses Consumer and OtherMarkel Insurance FinancialIndustrial

Legacy Insurance Engine 8 Markel Insurance Segment Page 9 of the Q3 2025 Form 10-Q Bridge from legacy Insurance engine to current segments Financial Segment With the new reportable segments, we have replaced the three-engine reporting structure previously utilized

9 Page 51 of the Q3 2025 Form 10-Q Consolidated underwriting reconciliation • This table is provided to reconcile Markel Insurance’s underwriting results to the income statement; we do not evaluate our consolidated underwriting results in the aggregate • When we refer to the combined ratio in our results, we are typically referring to our Markel Insurance combined ratio • Substantially all of our underwriting results are in the Markel Insurance segment, however, State National also has underwriting results through its lender services offerings Commentary ($ in t housands) underwrit ing 8,322,635$ 231,469$ -$ 8,554 ,104$ f ront ing 1,838,499 2,997,058 (168,047) 4 ,667,510 gross premium volume 10,161,134$ 3,228,527$ (168,047)$ 13,221,614$ earned premiums 6,207,809$ 229,029$ -$ 6,436,838$ losses and loss adjustment expense (3,677,426) (119,099) - (3,796,525) underwrit ing, acquisit ion & insurance expenses (2,231,542) (72,608) - (2,304 ,150) underwrit ing prof it 298,841$ 37,322$ -$ 336,163$ combined rat io 95.2% 83.7% 94 .8% ConsolidatedEliminat ionsState Nat ional Markel Insurance Nine months ended September 30, 2025

10 Page 9 of the Q3 2025 Form 10-Q Bridge from legacy Investing segment to current segments (1) Invested assets include total investments, cash and cash equivalents and restricted cash and cash equivalents. See page 49 of the Q3 2025 Form 10-Q for the full composition of invested assets by segment Legacy Investing Segment Markel Insurance Segment ($31.3B) Corporate ($4.2B) Other Segments ($1.3B) The results from our investing activities, previously reported under the Investing segment, are attributed to our segments based on the subsidiary that holds the investments This approach to investment attribution better aligns with how we view our businesses and provides clarity into the capital efficiency of our businesses Based on invested assets(1) as of 9.30.2025

Consolidating investment results

Page 49 of the Q3 2025 Form 10-Q

Our consolidated return on equity securities can be found on page 49 of the Q3 2025 Form 10-Q

	Nine months ended September 30, 2025				
($ in thousands)	**Markel Insurance**	**Other Reportable Segments**	**Corporate**	**Eliminations**	**Total**
interest:					
fixed maturity securities	$ 435,626	$ 5,267	$ 3,926	$ -	$ 444,819
short-term investments	21,675	8,025	28,959	-	58,659
cash and cash equivalents, including restricted	73,780	15,456	23,744	-	112,980
intercompany loans	21,819	-	14,718	(36,537)	-
dividends on equity securities	98,460	-	12,309	-	110,769
investment expenses	(12,706)	(170)	(1,572)	-	(14,448)
net investment income	$ 638,654	$ 28,578	$ 82,084	$ (36,537)	$ 712,779
net investment gains	$ 745,816	$ -	$118,222	$ -	$ 864,038

Commentary

- While we are now attributing our investing results to our businesses, we believe it is also important to continue to provide visibility into our investing results in the aggregate
- Investments are predominantly managed by a small team of investment professionals at Markel Group led by our CEO, Tom Gayner

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12 Page 9 of the Q3 2025 Form 10-Q Bridge from legacy Markel Ventures segment to current segments Industrial Segment Financial Segment We have replaced the legacy Markel Ventures Segment with our new reportable segments that are organized by industry Legacy Markel Ventures Segment Consumer & Other Segment Legacy Insurance Engine

14 Commentary • Beginning in Q3 2025, we updated the presentation of operating revenues to exclude net investment gains and losses • Net investment gains and losses typically include significant unrealized gains and losses from market value movements on our investments in publicly traded equity securities • Prior periods have been recast to conform to the updated presentation • All occurrences of operating revenues in the Q3 2025 Form 10-Q and Form 8-K (filed 10.29.2025) use the new presentation Page 4 of the Q3 2025 Form 10-Q Net investment gains and losses taken out of operating revenues ($ in thousands) 2024 2025 2024 2025 OPERATING REVENUES earned premiums 2,110,108$ 2,205,773$ 6,314,834$ 6,436,838$ net investment income 235,477 245,675 676,807 712,779 products revenues 612,277 607,493 2,060,336 2,015,542 services and other revenues 735,872 875,608 2,037,991 2,340,109 total operating revenues 3,693,734$ 3,934,549$ 11,089,968$ 11,505,268$ net investment gains 917,530$ 432,886$ 1,689,794$ 864,038$ MARKEL GROUP INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME Quarter ended September 30, Nine months ended September 30,

16 Page 29 of the Q3 2025 Form 10-Q Key financial metrics at the consolidated level (1) Consolidated adjusted operating income and adjusted operating income per share are non-GAAP financial measures. See Appendix B (2) Invested assets include total investments, cash and cash equivalents and restricted cash and cash equivalents (3) Metrics that are only calculated for annual periods have been omitted for the nine months ended September 30, 2025 Year ended ($ in mil l ions, except per share amounts) December 31, 2024 Operating Performance operat ing revenues 14 ,814$ 11,505$ operat ing cash f lows 2,594 2,099 operat ing income 3,713 2,400 less: net invest ment gains 1,807 864 add: amort izat ion and impairment 181 142 adjusted operating income(1) 2,087 1,678 Financial Posit ion equit y securit ies 11,785$ 12,788$ invest ed asset s(2) 34 ,247 36,780 insurance f loat 17,519 18 ,842 t ot al asset s 61,898 67,392 shareholders' equit y 16,916 18,041 senior long-t erm debt and ot her debt 4 ,330 4 ,285 debt t o capit al 20% 19% Per Share Data common shares out st anding (in 000s) 12,790 12,621 5-year CAGR in closing st ock price(3) 9% N/ A 5-year CAGR in intrinsic value per share(3) 17% N/ A invest ed asset s per share 2,678$ 2,914$ operat ing income per share 290$ 190$ adjusted operating income per share(1) 163$ 133$ Nine mont hs ended Sept ember 30, 2025 For annual metrics from 2020-2023, please see the full table on page 29 of the Q3 2025 Form 10-Q New key consolidated financial metrics, highlighted in yellow, will be expanded upon in subsequent slides

17 Page 29 of the Q3 2025 Form 10-Q Adjusted operating income Commentary • Better representation of the operating performance of our businesses in our periodic results • Consistent with the profitability metric used to evaluate the performance of each of our segments • Removes the impact of periodic volatility inherent in the equity markets • Removes the impact of non-cash items that arise from purchase accounting for acquisitions • Aligns to the earnings valuation within our growth in intrinsic value per share calculation • Use of the per share version of the metric is useful in assessing operating performance relative to shares outstanding (1) Consolidated adjusted operating income and adjusted operating income per share are non-GAAP financial measures. See Appendix B Year ended ($ in mil l ions, except per share amounts) December 31, 2024 Operating Performance operat ing income 3,713$ 2,400$ less: net invest ment gains 1,807 864 add: amort izat ion and impairment 181 142 adjusted operating income(1) 2,087 1,678 Per Share Data operat ing income per share 290$ 190$ adjusted operating income per share(1) 163$ 133$ Nine mont hs ended Sept ember 30, 2025 For annual metrics from 2020-2023, please see the full table on page 29 of the Q3 2025 Form 10-Q

18 • Float represents net policyholder funds held for investment, which are a direct result of our underwriting activities and the time lag between our receipt of premiums and payment of losses and expenses • Insurance float: + unpaid losses and loss adjustment expenses + unearned premiums + payables to insurance & reinsurance companies + life and annuity benefits - premium receivables - reinsurance recoverables - prepaid reinsurance premiums - deferred policy acquisition costs Commentary Page 29 of the Q3 2025 Form 10-Q Insurance float Year ended ($ in mil l ions) December 31, 2024 Financial Posit ion equit y securit ies 11,785$ 12,788$ invest ed asset s 34 ,247 36,780 insurance f loat 17,519 18 ,842 t ot al asset s 61,898 67,392 shareholders' equit y 16,916 18,041 senior long-t erm debt and ot her debt 4 ,330 4 ,285 debt t o capit al 20% 19% Nine mont hs ended Sept ember 30, 2025 For annual metrics from 2020-2023, please see the full table on page 29 of the Q3 2025 Form 10-Q

Presentation of growth in intrinsic value per share

Page 29 of the Q3 2025 Form 10-Q

($ in millions, except per share amounts)	Year ended December 31, 2024	Nine months ended September 30, 2025
Per Share Data		
common shares outstanding (in 000s)	12,790	12,621
5-year CAGR in closing stock price[1]	9%	N/A
5-year CAGR in intrinsic value per share[1]	**17%**	**N/A**
invested assets per share[2]	$ 2,678	$ 2,914
operating income (loss) per share	$ 290	$ 190
adjusted operating income per share[3]	**$ 163**	**$ 133**

For annual results from 2020-2023, please see the full table on page 29 of the Q3 2025 Form 10-Q

Commentary

- Metric for evaluating our capital allocation decisions and value created by our businesses
- Changes compared to calculation in our press release included as Exhibit 99.1 to Form 8-K filed on 2.5.2025:
  - CAGR calculated using range (8x to 16x) multiples, with 12x as a reasonable midpoint
  - Interest on cash and short-term investments backed out in calculation of adjusted earnings
  - Preferred shares (redeemed June 2025) backed out of calculation of balance sheet valuation
- Details of growth in intrinsic value are on page 36 of the Q3 2025 Form 10-Q

(1) Metrics that are only calculated for annual periods have been omitted for the nine months ended September 30, 2025
(2) Invested assets include total investments, cash and cash equivalents and restricted cash and cash equivalents
(3) Adjusted operating income per share is a non-GAAP financial measure. See Appendix B

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Key financial metrics by segment

Page 30 of the Q3 2025 Form 10-Q

($ in millions)	Year ended December 31, 2024		Nine months ended September 30, 2025	
Markel Insurance				
operating revenues	$	8,983	$	6,905
adjusted operating income	$	1,184	$	980
combined ratio		95%		95%
return on equity[1]		18%		N/A
5-year average annual return on equity[1]		12%		N/A
total investment return[1]		10%		N/A
total equity	$	11,516	$	13,212
Industrial				
operating revenues	$	3,780	$	2,895
revenue growth		1%		4%
organic revenue growth[2]		0%		2%
adjusted operating income	$	365	$	264
tangible capital	$	1,437	$	1,482
total capital	$	2,771	$	2,783
Financial				
operating revenues	$	593	$	513
revenue growth		7%		18%
organic revenue growth[2]		8%		9%
adjusted operating income	$	262	$	219
tangible capital	$	448	$	542
total capital	$	1,901	$	1,996
Consumer and Other				
operating revenues	$	1,327	$	1,108
revenue growth		6%		4%
organic revenue growth[2]		2%		2%
adjusted operating income	$	145	$	151
tangible capital	$	649	$	696
total capital	$	1,162	$	1,472

For annual metrics from 2020-2023, please see the full table on page 30 of the Q3 2025 Form 10-Q

These segment financial metrics will be expanded upon in subsequent slides

[1] Metrics that are only calculated for annual periods have been omitted for the nine months ended September 30, 2025
[2] Organic revenue growth is a non-GAAP financial measure. See Appendix C

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Adjusted operating income by segment

Page 30 of the Q3 2025 Form 10-Q

($ in millions)	Year ended December 31, 2024		Nine months ended September 30, 2025	
Markel Insurance				
adjusted operating income	$	1,184	$	980
Industrial				
adjusted operating income	$	365	$	264
Financial				
adjusted operating income	$	262	$	219
Consumer and Other				
adjusted operating income	$	145	$	151

For annual metrics from 2020-2023, please see the full table on page 30 of the Q3 2025 Form 10-Q

Commentary

- We measure the profitability of each of our four reportable segments by adjusted operating income
- Defined consistent with consolidated adjusted operating income
- Represents our business earnings, inclusive of the recurring interest and dividend earnings on investments held
- Excludes net investment gains, amortization of acquired intangible assets, and impairment of goodwill
- Removes the impact of periodic volatility inherent in the equity markets
- Removes the impact of non-cash items that arise from purchase accounting for acquisitions

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Markel Insurance segment results by division

Page 43 of the Q3 2025 Form 10-Q

($ in thousands)	U.S. Wholesale & Specialty	Programs & Solutions	International	Global Reinsurance	Other	Markel Insurance
	Nine months ended September 30, 2025					
underwriting	$ 2,337,875	$ 2,834,324	$ 2,091,116	$ 1,065,374	$ (6,054)	$ 8,322,635
fronting	-	1,838,499	-	-	-	1,838,499
gross premium volume	$ 2,337,875	$ 4,672,823	$ 2,091,116	$ 1,065,374	$ (6,054)	$ 10,161,134
net written premiums	$ 1,914,426	$ 1,885,274	$ 1,799,035	$ 963,940	$ (2,019)	$ 6,560,656
earned premiums	$ 1,975,856	$ 1,755,411	$ 1,638,048	$ 829,433	$ 9,061	$ 6,207,809
losses and loss adjustment expense:						
current accident year - attritional	(1,341,930)	(1,120,408)	(835,303)	(624,700)	(55,394)	(3,977,735)
current accident year - catastrophe	(18,094)	(11,888)	(25,130)	(1,450)	-	(56,562)
prior accident years	111,866	117,234	167,579	(33,658)	(6,150)	356,871
underwriting, acquisition and insurance expenses	(664,838)	(638,948)	(683,872)	(238,234)	(5,650)	(2,231,542)
underwriting profit	$ 62,860	$ 101,401	$ 261,322	$ (68,609)	$ (58,133)	$ 298,841
services and other revenues	$ -	$ 36,273	$ 9,829	$ 6,804	$ 185	$ 53,091
services and other expenses	-	(6,030)	(7,142)	-	(2,230)	(15,402)
other income	$ -	$ 30,243	$ 2,687	$ 6,804	$ (2,045)	$ 37,689
current accident year loss ratio	68.8%	64.5%	52.5%	75.5%		65.0%
prior accident years loss ratio	(5.7%)	(6.7%)	(10.2%)	4.1%		(5.7%)
loss ratio	63.2%	57.8%	42.3%	79.5%		59.2%
expense ratio	33.6%	36.4%	41.7%	28.7%		35.9%
combined ratio	96.8%	94.2%	84.0%	108.3%		95.2%

Commentary

- Beginning in Q2 2025, we provide a breakout of Markel Insurance's underwriting and other insurance-related activities by division
- We believe that this breakdown provides:
  - More clarity into the drivers of the underlying results of the Markel Insurance segment
  - Visibility going forward into the impact that the run-off of the Global Reinsurance division has on the results of the Markel Insurance segment

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Markel Insurance return on equity

Page 30 of the Q3 2025 Form 10-Q

Markel Insurance	Year ended December 31, 2024	Nine months ended September 30, 2025
return on equity[(1)]	18%	N/A
5-year average annual return on equity[(1)]	12%	N/A

For annual return on equity metrics from 2020-2023, please see the full table on page 30 of the Q3 2025 Form 10-Q

Commentary

- We believe that this metric is an important metric in evaluating the overall performance of Markel Insurance
- This calculation reflects all after tax returns generated by Markel Insurance
  - Adjusted operating income is the starting point:
    - *Underwriting profits* – core activities driven by premium growth and combined ratio
    - *Net investment income* – recurring interest and dividends on investments at Markel Insurance
    - *Other income* – other insurance-related activities, such as fronting
  - Net investment gains and losses
    - Predominantly the market value movements in the publicly traded equity portfolio
- Denominator represents the average total equity of all Markel Insurance subsidiaries
- Details of the Markel Insurance return on equity are on page 37 of the Q3 2025 Form 10-Q

[(1)] Metrics that are only calculated for annual periods have been omitted for the nine months ended September 30, 2025

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25 Page 30 of the Q3 2025 Form 10-Q Industrial, Financial, Consumer and Other segments revenue growth • We believe organic revenue growth is a meaningful measure as it provides growth in comparable revenues from period-to-period by adjusting for the impact of acquisitions and dispositions • The calculation of organic revenue growth excludes the revenue of a business from the two periods being compared unless our consolidated results include a full period of revenue from the business for both periods Commentary (1) Organic revenue growth is a non-GAAP financial measure. See Appendix C Year ended December 31, 2024 Industrial revenue growt h 1% 4% organic revenue growth(1) 0% 2% Financial revenue growt h 7% 18% organic revenue growth(1) 8% 9% Consumer and Other revenue growt h 6% 4% organic revenue growth(1) 2% 2% Nine mont hs ended Sept ember 30, 2025 For annual metrics from 2020-2023, please see the full table on page 30 of the Q3 2025 Form 10-Q

Capital within each segment

Page 30 of the Q3 2025 Form 10-Q

($ in millions)	Year ended December 31, 2024		Nine months ended September 30, 2025	
Markel Insurance				
total equity	$	11,516	$	13,212
Industrial				
tangible capital	$	1,437	$	1,482
total capital	$	2,771	$	2,783
Financial				
tangible capital	$	448	$	542
total capital	$	1,901	$	1,996
Consumer and Other				
tangible capital	$	649	$	696
total capital	$	1,162	$	1,472

For annual capital held by segments from 2020-2023, please see the full table on page 30 of the Q3 2025 Form 10-Q

Commentary

- Visibility into the capital within each segment helps provide clarity into the capital efficiency within each part of the Markel Group system
  - We use total equity within the Markel Insurance segment and total capital and tangible capital within Industrial, Financial and Consumer and Other segments
- Markel Insurance total equity includes all equity within our Markel Insurance subsidiaries and is the amount used in determining its return on equity.
- Total capital is comprised of total equity, debt, and obligations for finance leases
- Tangible capital represents total capital less goodwill and intangible assets, net of deferred taxes

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28 Page 48 of the Q3 2025 Form 10-Q Corporate holding company operations (1) Periods prior to the third quarter of 2025 were not recast for the change in allocation of corporate expenses • Corporate results include the income from investments held by our holding company and, beginning in Q3 2025, holding company expenses • Historically, corporate expenses were fully allocated to our segment results(1) • Beginning in Q3 2025, we discontinued allocating corporate expenses that are not integral to operating our underlying businesses • Composition of holding company assets: • Equity securities • Short-term investments and cash • Equity method investments Commentary ($ in thousands) net investment income 82,084$ services and other revenues 38,496 operat ing revenues 120,580 services and other expenses (20,806) adjusted operat ing income 99,774$ Nine months ended September 30, 2025

• Markel Group – page 28 • Segments • Markel Insurance segment – page 31 • Industrial segment & underlying businesses – page 32 • Financial segment & underlying businesses – page 33 • Consumer and Other segment & underlying businesses – page 34 • Corporate – page 35 30 Appendix A - Refreshed business descriptions

31 Appendix B – Reconciliations for non-GAAP financial measures: consolidated adjusted operating income & adjusted operating income per share Year ended ($ in millions, except per share amounts) December 30, 2024 operating income 3,713$ 2,400$ add: amortization and impairment 181 142 less: net investment gains 1,807 864 adjusted operating income 2,087$ 1,678$ operating income per share 290$ 190$ add: amortization and impairment impact 14 11 less: net investment gains impact 141 68 adjusted operating income per share 163$ 133$ Nine months ended September 30, 2025 For additional information on these metrics, see page 54 of the Q3 2025 Form 10-Q

32 Appendix C – Reconciliation for non-GAAP financial measures: organic revenue growth Year ended December 30, 2024 Industrial revenue growt h 1.4% 4 .0% impact of inorganic act ivit y (1.3)% (2.1)% organic revenue growt h 0.1% 1.9% Financial revenue growt h 7.3% 18.2% impact of inorganic act ivit y 0.5% (9.6)% organic revenue growt h 7.8% 8.6% Consumer and Other revenue growt h 6.4% 4 .2% impact of inorganic act ivit y (4 .6)% (2.6)% organic revenue growt h 1.8% 1.6% Nine mont hs ended Sept ember 30, 2025 For additional information on these metrics, see page 56 of the Q3 2025 Form 10-Q